SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)

                         August 8, 2005 (August 1, 2005)

                       Speaking Roses International, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


             Utah                         0-22515                20-0612376
----------------------------     ------------------------   -------------------
(State or other jurisdiction     (Commission File Number)   (I.R.S. Employer
      of incorporation)                                     Identification No.)


                               545 West 500 South
                              Bountiful, Utah 84010

                    (Address of principal executive offices)


                                 (801) 677-7673

               Registrant's telephone number, including area code


                                       N/A

           Former Name or Former Address, if Changed Since Last Report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 ITEM 5.02.  Departure of Principal Officer; Appointment of Principal Officer

         (b) On August 1, 2005, Dan Mumford resigned as Chief Financial Officer of Speaking Roses International, Inc. ("Speaking Roses").

         (c) On August 1, 2005, Bradley E. Wittwer was appointed Chief Financial Officer of Speaking Roses. Mr. Wittwer is a senior corporate executive with over 20 years experience in the health care, benefits administration, technology and investment industries. He has acted as Chief Financial Officer and Chief Operating Officer for companies and divisions ranging in size from $30 million to $165 million annual sales. He also has extensive experience with board and client relations and has served as a corporate secretary and treasurer for several corporations. Mr. Wittwer began his career working for IBM and has also worked for Arthur Andersen & Co., Intermountain Health Care, Health Benefits America and United HealthCare. He has a Bachelor's degree in Accounting from Brigham Young University and an MBA with an emphasis in corporate finance, also from BYU.


ITEM 7.01 Regulation FD Disclosure

On August 8, 2005, Speaking Roses issued a press release relating to the appointment of new executives. The information contained in the press release is incorporated herein by reference and furnished as Exhibit 99.1 hereto.


ITEM 9.01. Financial Statements and Exhibits

c) Exhibits

The following exhibit is furnished with this report.

----------------------------- --------------------------------------------------
Exhibit Number                Description
----------------------------- --------------------------------------------------
99.1                          Press  Release  dated  August 8, 2005 ,  "Speaking
                              Roses Announces New Executives"
----------------------------- --------------------------------------------------


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 8, 2005


                                    Speaking Roses International, Inc.

                                    By:  /s/ John W. Winterholler
                                         ---------------------------------------
                                         John W. Winterholler,
                                         Chief Executive Officer




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